EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HH&L Acquisition Co. (the “Company”) on Form 10-Q for the quarter ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Qi Li, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

4
Date: August 14, 2023
/s/ Richard Qi Li
	Name:	Richard Qi Li
	Title:	Chief Executive Officer
(Principal Executive Officer)